UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2007 (October 15, 2007)

AVASOFT, INC.

(Exact name of registrant as specified in charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2206 Plaza Drive, Suite 100

Rocklin, California 95765

(Address of Principal Executive Offices)

(916) 771-0900

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc., a Nevada corporation (the “Registrant” or “Avasoft”), from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Explanatory Note

On October 23, 2007, Avasoft, Inc. (the “Registrant”) filed a Current Report on Form 8-K dated October 23, 2007 (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, that the Registrant completed its acquisitions of Ezee Whip Europe Limited.  The information set forth in Items 1.01, 2.01, 3.02, and 5.03 of the Initial Form 8-K is incorporated herein by reference. The sole purpose of this Amendment No. 1 to the Initial Form 8-K is to provide the audited financial statements and the unaudited pro forma financial information regarding DRA required by Items 9.01(a) and 9.01(b), respectively, which were not included in the Initial Form 8-K.

________________________________________________________________________

Item 9.01

Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Ezee Whip Europe Limited as of December 31, 2006 are filed hereto as Exhibit 99.1.

The Audited Condensed Combined Financial Statements of Ezee Whip Europe Limited as of September 30, 2007 are filed hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Combined Condensed Balance Sheet of the Registrant and Ezee Whip Europe Limited as of September 30, 2007 and Unaudited Pro Forma Combined Condensed Statement of Operations of the Registrant and Ezee Whip Europe Limited for the year ended December 31, 2006 and the nine months ended September 30, 2007 are filed hereto as Exhibit 99.3.

(d) Exhibits.

99.1	Audited Financial Statements of Ezee Whip Europe Limited as of December 31, 2006

99.2	Audited Financial Statements of Ezee Whip Europe Limited as of September 30, 2007

99.3	Unaudited Pro Forma Financial Statements of Avasoft, Inc. as of September 30, 2007

________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2007	Avasoft, Inc.

	By:	/s/ James Wheeler
James Wheeler
Chief Executive Officer

3